Supplement dated February 3, 2021 to Prospectus dated May 1, 2020
Product Name	Prospectus Form #/Date
RiverSource ® Variable Universal Life 6 Insurance	S-6700 CG (5/20) / May 1, 2020
The information in this supplement updates and amends certain information contained in your current variable life insurance product prospectus. Please read it carefully and keep it with your variable life insurance product prospectus for future reference. Except as modified in this supplement, all other terms and information contained in the prospectus remain in effect and unchanged.
Effective February 3, 2021, the Appendix B: AdvanceSource® Rider Availability by Jurisdiction is replaced with the following information.
The “Effective Dates” for AdvanceSource® Accelerated Benefit Rider for Long-Term Care described in this prospectus are shown below. On the Effective Date, in those jurisdictions identified below the AdvanceSource® Accelerated Benefit Rider for Chronic Illness is no longer available for sale.
Effective Date	Approval by Jurisdiction
April 29, 2019	Alabama, Alaska, Arkansas, Colorado, Connecticut, Georgia, Idaho, Illinois, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming.
September 13, 2019	Arizona, Delaware, Hawaii, North Dakota, South Dakota
Sales of the AdvanceSource® Accelerated Benefit Rider for Long-Term Care are not approved in California, District of Columbia, Florida, Indiana, Montana and New Jersey.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6700-5 A (02/21)
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